EXHIBIT 99.1
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CITIZENS BANK OF MASSACHUSETTS              SECOND AMENDMENT TO CREDIT AGREEMENT
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         This Second Amendment to Credit Agreement is made as of the 10th day of
April, 2003, by and between the following parties:

            Citizens Bank of Massachusetts (the "Bank"), a Massachusetts banking corporation having a principal place of business at 28 State Street, Boston, Massachusetts 02109; and

            Able Laboratories, Inc. ( the "Borrower"), a corporation duly organized and existing under the laws of the State of Delaware and having its corporate offices and principal place of business at 6 Hollywood Court, South Plainfield, New Jersey 07080;

in consideration of the mutual covenants and benefits to be derived herefrom.

                              W I T N E S S E T H:
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         A. On or about October 24, 2002, the Borrower and the Bank entered into a certain non-restoring equipment loan facility in the maximum principal amount of Four Million Dollars ($4,000,000.00) (the "Non-Restoring Loan Facility") as evidenced by, among other things, a certain Credit Agreement (the "Credit Agreement") and a certain Non-Restoring Credit Facility Note dated October 24, 2002 in the original principal amount of $1,700,000.00 (the "Non-Restoring
Credit Facility Note") and a certain Master Note dated October 24, 2002 in the maximum principal amount of $2,300,000.00 (the "Original Master Note").

         B. The Non-Restoring Loan Facility was increased to an amount up to Five Million Eight Hundred Thousand Dollars ($5,800,000.00), and the Bank established a revolving line of credit facility (the "Revolving Credit Facility") in favor of the Borrower in the maximum principal amount of up to Four Million Dollars ($4,000,000.00) for the Borrower's working capital needs including the issuance of standby letters of credit pursuant to, among other things, a certain First Amendment to Credit Agreement dated February 21, 2003 (the "First Amendment") and the documents executed and delivered in connection therewith.

         C. The Borrower has requested that the Revolving Credit Facility be increased to an amount up to Five Million Nine Hundred Thousand Dollars ($5,900,000.00), and the Bank is willing to so accommodate the Borrower's request based upon and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Bank agree as follows:
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         1. DEFINITIONS. Capitalized terms used herein without definition and defined in the Credit Agreement shall have the same respective meanings herein as therein, unless the context otherwise requires.

         2. INCREASE TO THE REVOLVING CREDIT FACILITY. The Bank hereby agrees to increase the maximum availability under the Revolving Credit Facility from Four Million Dollars ($4,000,000.00) to Five Million Nine Hundred Thousand Dollars ($5,900,000.00). Specifically, the text "Four Million Dollars ($4,000,000.00) as contained in fourth and fifth lines of Section 2A.1 of the Credit Agreement is hereby replaced with the text "Five Million Nine Hundred Thousand Dollars ($5,900,000.00)" being substituted in its place and stead.

         3. CONDITIONS TO BANK'S OBLIGATIONS. The willingness of the Bank to consent to and enter into this Second Amendment is subject to the satisfaction of the following conditions concurrently with the execution and delivery of this Second Amendment:

            (a) The Bank shall have received approving resolutions adopted by the Borrower, certified as of the date hereof by the Clerk of the Borrower, authorizing the execution and delivery by the Borrower of this Second Amendment and all documents referenced herein.

            (b) The Borrower shall execute and deliver an amended and restated revolving credit promissory note (the "Replacement Note") payable to the Bank in the maximum restated principal amount of $5,900,000.00, such Replacement Note to be in the form of EXHIBIT A annexed hereto. The Replacement Note shall amend, restate and replace the existing Revolving Credit Note dated February 21, 2003 in its entirety, but the Replacement Note shall not be evidence of satisfaction of the indebtedness owed by the Borrower to the Bank. Further, any and all references to the "Revolving Credit Note" in the Credit Agreement and ancillary loan documents shall include and refer to the Replacement Note, as it may be amended in writing from time to time hereafter.

            (c) The Bank shall have received such other documents, certificates, instruments, and agreements from the Borrower as the Bank may reasonably request.

            (d) The Bank shall have been reimbursed for all costs and expenses incurred in connection with this Second Amendment including, but not limited to, attorneys' fees and disbursements.

         4. CONFIRMATION OF CERTAIN TERMS AND OTHER MATTERS. The Borrower and the Bank hereby ratify and confirm all terms and provisions of the Credit Agreement, as amended, and all other documents, instruments, or agreements executed in connection therewith and agree that, except as expressly modified herein, all of such terms and provisions remain in full force and effect. The Borrower and the Bank hereby confirm and acknowledge that the obligations of the Borrower under the Credit Agreement include all obligations and liabilities of the Borrower under the Credit Agreement, as it may be amended from time to time.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that: (a) except as otherwise disclosed on the list of "Exceptions to Representations" annexed as

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Exhibit 11 to the First Amendment, as supplemented by EXHIBIT B, annexed hereto, the representations and warranties contained in Section 4 of the Credit
Agreement are true and correct in all material respects on the date hereof with the same effect as though such representations and warranties had been made on the date hereof; (b) it has complied and is now in compliance in all material respects, with all of the terms and provisions set forth in the Credit
Agreement, as amended, on its part to be observed and performed; (c) no Event of Default specified in Section 9 of the Credit Agreement has occurred or is continuing; and (d) the execution, delivery and performance of this Second
Amendment: (i) has been duly authorized by all requisite corporation action,
(ii) will not violate either (x) any provision of law applicable to the Borrower, any governmental regulation, or its charter or by-laws, or (y) any order of any court or other agency of government binding on the Borrower or any indenture, agreement, or other instrument to which the Borrower is a party, or by which it or any of its property is bound, and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement, or other instrument.

         6. MISCELLANEOUS. This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of the counterparts taken together shall constitute one and the same instrument. This Second Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.




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         IN WITNESS WHEREOF, the parties hereto each have executed this Second
Amendment as a sealed instrument as of the date first written above.

Witness:                                   Able Laboratories, Inc.


/s/ Robert Weinstein                       By: /s/Dhananjay G. Wadekar
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Print Name: Robert Weinstein               Name: Dhananjay G. Wadekar
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                                           Title: President
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Witness:                                    Citizens Bank of Massachusetts

                                            By: /s/ Raymond C. Hoefling
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Print Name:                                 Name: Raymond C. Hoefling
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                                            Title: Vice President

























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